Exhibit 10.22

SECOND AMENDMENT TO SERVICE AGREEMENT

This Second Amendment to Service Agreement (this "Agreement"), effective March 20, 2017, (the "Effective Date"), is by and among, TRANSATLANTIC PETROLEUM LTD., a Bermuda exempted company, and its subsidiaries ("TransAtlantic") and LONGFELLOW ENERGY, LP, a Texas limited partnership, VIKING DRILLING, LLC, a Nevada limited liability company, RIATA MANAGEMENT, LLC, an Oklahoma limited liability company, LONGFELLOW NEMAHA, LLC, a Texas limited liability company, RED ROCK MINERALS, LP, a Delaware limited partnership, RED ROCK ADVISORS, LLC,  a Texas limited liability company, PRODUCTION SOLUTIONS INTERNATIONAL LIMITED, a Bermuda exempted company, and NEXLUBE OPERATING, LLC, a Delaware limited liability company, and their subsidiaries (collectively, the "Riata Entities").

RECITALS:

WHEREAS, TransAtlantic and the Riata Entities entered into that certain Service Agreement dated effective May 1, 2008 (the “Service Agreement”);

WHEREAS, TransAtlantic and the Riata Entities entered into that certain Amendment to Service Agreement, dated effective October 1, 2008;

WHEREAS, TransAtlantic and the Riata Entities wish to amend the Service Agreement to remove Longe Energy Limited as a party, and to add Longfellow Nemaha, LLC, Red Rock Minerals, LP, Production Solutions International Limited, NexLube Operating, LLC and their subsidiaries as parties to the Service Agreement and amend certain provisions of the Service Agreement; and

WHEREAS, the Riata Entities may provide certain services to TransAtlantic in connection with TransAtlantic’s operations;

WHEREAS, TransAtlantic may provide certain services to the Riata Entities in connection with the Riata Entities’ operations;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto (collectively, the “Parties” and each individually a “Party”) agree as follows:

1. Longe Energy Limited, a Bermuda limited liability company, is hereby removed as a Party to the Service Agreement.

2.Longfellow Nemaha, LLC, a Texas limited liability company, is hereby added as a Party to the Service Agreement.

3.Red Rock Minerals, LP, a Delaware limited partnership, is hereby added as a Party to the Service Agreement.

4.Red Rock Advisors, LLC, a Texas limited liability company, is hereby added as a Party to the Service Agreement.

5.Production Solutions International Limited, a Bermuda exempted company, is hereby added as a Party to the Service Agreement.

Second Amendment to Service Agreement	Page 1

Exhibit 10.22

6.NexLube Operating, LLC, a Delaware limited liability company, is hereby added as a Party to the Service Agreement.

7.Section 4.01 of the Service Agreement is hereby deleted in its entirety and replaced with the following:

“4.01.Services to be Provided.  For purposes of this Article IV, “Oil and Gas Services” shall mean:

a.	Evaluation and technical services as requested from time to time by either Party;

b.	Lease maintenance services with respect to file maintenance, regulator matters, and other related matters; and

c.	Such other services related to items (a) through (b) above as a Party shall reasonably request and which the other Party has the ability to perform.”

8.Section 11.02 of the service agreement is hereby amended by deleting the subsections (a) and (b) and replacing them with the following:

a.	“If to the Riata Entities:

Riata Management, LLC

Attn: Michael Haynes

16803 North Dallas Parkway

Addison, TX  75001

972.590.9931 – Telephone

972.590.9931 – Facsimile

michael.haynes@riatacg.com”

b.	“If to TransAtlantic:

TransAtlantic Petroleum Corp.

Attn: Chad Burkhardt

16803 North Dallas Parkway

Addison, TX  75001

214.265.4705 – Telephone

214.265.4705 – Facsimile

chad.burkhardt@tapcor.com”

9. Except as modified and amended hereby, the Parties acknowledge and agree that the Service Agreement remains in full force and effect.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date Effective Date hereof.

[Signature Pages to Follow]

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Exhibit 10.22

TransAtlantic:

TransAtlantic Petroleum Ltd..
A Bermuda exempted company

By: /s/ Chad D. Burkhardt
Name: Chad D. Burkhardt
Its: Vice President, General Counsel & Corporate Secretary

Riata Entities:

Longfellow Energy, LP
A Texas limited partnership
By: Deut 8, LLC, Its General Partner

By: /s/ N. Malone Mitchell, 3rd
N. Malone Mitchell, 3rd, Manager

Viking Drilling, LLC
A Nevada limited liability company

By: /s/ N. Malone Mitchell, 3rd
N. Malone Mitchell, 3rd, Manager

Riata Management, LLC
An Oklahoma limited liability company

By: /s/ N. Malone Mitchell, 3rd
N. Malone Mitchell, 3rd, Manager

Longfellow Nemaha, LLC
A Texas limited liability company

By: /s/ N. Malone Mitchell, 3rd
N. Malone Mitchell, 3rd, Manager

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Exhibit 10.22

Red Rock Minerals, LP
A Delaware limited partnership By: Red Rock GP, LP Its: General Partner By: Red Rock UGP, LLC Its: General Partner By: Stack Play Minerals Management, LLC Its: Manager

By: /s/ Noah M. Mitchell, 4th
Noah M. Mitchell, 4th, Manager

Red Rock Advisors, LLC
A Texas limited liability company By: Stack Play Minerals Management, LLC Its: Manager

By: /s/ Noah M. Mitchell, 4th
Noah M. Mitchell, 4th, Manager

Production Solutions International Limited
A Bermuda exempted company

By: /s/ N. Malone Mitchell, 3rd
N. Malone Mitchell, 3rd, Director

NexLube Operating, LLC
A Delaware limited liability company By: NexLube Management, LLC Its: Manager

By: /s/ N. Malone Mitchell, 3rd
N. Malone Mitchell, 3rd, Manager

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